NOTE AND WARRANT ACQUISITION AGREEMENT

Argyle Security Acquisition Corporation
200 Concord Plaza Suite 700
San Antonio, TX 78216

The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1. This Note and Warrant Acquisition Agreement (the “Agreement”) is made as of the date set forth below between Argyle Security Acquisition Corporation, a Delaware corporation (the “Company”), and the Investor.

2. The Company is selling notes in the aggregate principal amount of $300,000 (each a “Note”) bearing an interest rate of 4% in the form of Exhibit A hereto and 37,500 warrants in the form of Exhibit B hereto (each a “Warrant” and, together with the Notes, the “Securities”), each warrant to purchase one share of the common stock of the Company (the “Common Stock”), to the investors in a private placement (the “Offering”).

3. The terms and conditions of Annex I are incorporated by reference into this Agreement.

4. The Company will issue to the Investor (i) $32,000 aggregate principal amount of Notes on the Closing Date, (ii) 4,000 Warrants.

5. All transferees of the Securities and the Common Stock into which the Securities are exercisable shall be bound by the restrictions set forth herein, the Note and the Warrant.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated April 16, 2007

“INVESTOR”

/s/ Wesley Clark

Print Name: Wesley Clark
Address: Wesley K. Clark Associates 116 Ottenheimer Plaza Little Rock, Arkansas 72201

Facsimile: ______________________________

AGREED AND ACCEPTED:
ARGYLE SECURITY ACQUISITION CORPORATION

By: /s/ Bob Marbut
Print Name: Bob Marbut
Title:            Co-Chief Executive Officer

ANNEX I

1. Waiver of Liquidation Distributions. In connection with the Securities purchased pursuant to this Agreement, the Investor hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination (as defined in the Company’s Second Amended and Restated Certificate of Incorporation).

2. Lock-Up Agreement. The Investor may not sell, assign, hypothecate, or transfer any of the Securities purchased pursuant to this Agreement until the earlier of consummation of a Business Combination or liquidation of the Company.

3. Representations and Warranties of the Investors. The Investor represents and warrants to the Company that:

3.1 The Investor is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

3.2 The Securities are being acquired for the Investor’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3.3 The Investor has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Investor enforceable against the Investor in accordance with its terms.

4. Registration Rights.

4.1 Demand Registration. At any time and from time to time on or after the date on which the Company has consummated a Business Combination, persons holding a majority-in-interest of the shares of Common Stock underlying the Warrants sold on the date hereof (the “Registrable Securities”) may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration.

The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand, prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder, and shall use its best efforts to cause such registration statement to become effective as promptly as practicable.

The Company shall not be obligated to effect more than two Demand Registrations in respect of the Registrable Securities.

4.2 “Piggyback” Registration Rights. Subject to the last sentence of this Section 4.2, at any time after a Business Combination, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Investor or its nominee. Upon the written request from a majority-in-interest of the Registrable Securities, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the “Requested Stock”) held by the Investors making such request (the “Requesting Holders”) to be included in such registration statement (each, a “Piggy-Back Registration”), all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. At such time as the provisions of the registration rights agreement filed as an exhibit to the registration statement relating to the Company’s initial public offering may be exercised, the exercise and procedural provisions of such agreement, rather than the provisions of Sections 4.2, 4.3 and 4.4 hereof, shall govern the Registrable Securities with respect to Piggy-Back Registrations.

4.3 Registration Procedures. To the extent required by Sections 4.1 or 4.2, the Company will:

(a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such registration statement or three years from the effective date;

(b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such registration statement or three years from the effective date;

(c) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e) notify the holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f) notify the holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(g) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(i) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Investors shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.

4.4 Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 4.1, any Piggy-Back Registration pursuant to Section 4.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the registration statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

5. Waiver and Indemnification. The Investor hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company with respect to its purchase of Securities, and agrees to indemnify and hold the Company from all losses, damages or expenses that relate to claims or proceedings brought against the Company by any transferee of the Securities.

6. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

7.Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.